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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) December 24, 1997
                                                         -----------------
                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-14274                    37-1351861
      --------                       -------                    ----------
(State or other Jurisdiction of     (Commission               (IRS Employer
incorporation or organization)      File Number)             Identification No.)

              2101 N. Veterans Parkway, Bloomington, Illinois 61704
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



















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ITEM 5.   OTHER EVENTS.
          -------------

      Citizens First Financial Corp., the parent company of Citizens Savings Bank, F.S.B. (the "Bank") announced the completion of the repurchase of 10% of its outstanding shares of common stock. The repurchase program was approved by the Office of Thrift Supervision on December 24, 1996.

      In addition, the Company announced that the bank completed the sale of an office in Chenoa, Illinois to the State Bank of Graymont. A press release announcing both the stock repurchase and the sale of the branch office is attached as Exhibit 99.1.

Exhibit 99.1   Press Release dated December 24, 1997.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 24, 1997             By: /s/ C. William Landefeld
                                           -------------------------------------
                                           C. William Landefeld
                                           President and Chief Executive Officer



Dated:   December 24, 1997             By: /s/ Dallas G. Smiley
                                           -------------------------------------
                                           Dallas G. Smiley
                                           Senior Vice-President and
                                           Chief Financial Officer














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